                                                                SCHWABFUNDS(R)

                                                                    [LOGO]

                                                               SCHWAB SMALL-CAP
                                                                INDEX FUND(R)




ANNUAL REPORT
OCTOBER 31, 1995


[Photo of the Schwab Building, San Francisco, California]

Dear Fellow Shareholder,

[Photo        The Schwabfunds Family(R) is celebrating tremendous growth as a
  of          mutual fund complex. By placing your trust in SchwabFunds,(R)
Charles       you've helped total assets under management grow by $8 billion in
R. Schwab]    1995 to reach over $31 billion. With over $31 billion in assets under management, SchwabFunds ranks in the top 6% of all mutual fund complexes.

We believe much of this success can be traced to the Schwab commitment to serve the needs of the Fund shareholders, a commitment demonstrated by the entire SchwabFunds staff and, in particular, by our experienced team of portfolio managers.

The 20 professionals who make up our growing portfolio management team are devoted to monitoring the financial markets for you. Through a careful and disciplined selection of securities, the portfolio managers strive to construct optimal portfolios that provide shareholders with competitive returns that meet their investment goals. And shareholders continue to signal their trust in the 175 years of combined experience behind our SchwabFunds portfolio management by keeping their money invested in SchwabFunds. In fact, a large number of the 1.5 million shareholders have been investing in the SchwabFunds Family since its first year of operation.

We believe an important part of serving your needs is keeping you informed about your investments. For example, last year we added the question and answer section of this report, developed by our portfolio managers to address what they feel were the most pressing questions we've heard from shareholders over the period. It is one way we hope to keep communication open between you and the people managing your investments.

During its six years, the SchwabFunds Family has grown to include a solid selection of funds that meet the "core" needs of investors. SchwabFunds offers a solution to investors who want the convenience and competitive costs of a no-load mutual fund family. The 19 no-load funds available to retail investors, including the new Schwab Asset Director(R) Funds, offer diversification of the U.S. and international equity markets, both taxable and tax-free bonds and a variety of money market investments.

With this level of diversification, you may use SchwabFunds to create an efficient, well-rounded portfolio. Or you may use them to serve as building blocks to an overall investment program that includes more specialized investments.

I invite you to learn more about the SchwabFunds Family. To receive a brochure and prospectus for the SchwabFunds, please call our toll-free number, 1-800-2 NO-LOAD, or visit any one of our more than 200 Schwab offices. A Schwab representative will be happy to provide you with a prospectus that includes more complete information on the Funds, including charges and expenses. Please read it carefully before investing. If you normally invest in SchwabFunds with the help of an investment manager, he or she can give you more information on the other SchwabFunds.

I'd like to extend my personal gratitude for your trust in the SchwabFunds Family as it continues to grow. You should feel confident that the outstanding efforts of all those who are part of the SchwabFunds organization will continue going forward. And we expect these efforts to help us to meet even higher standards of excellence in the years ahead.

                                        /s/ Charles R. Schwab
                                        Charles R. Schwab


Cover: The Schwab Building, San Francisco, California

COMMENTS FROM THE INVESTMENT MANAGER

We are pleased to report the performance of the Schwab Small-Cap Index Fund(R) for fiscal year 1995, which began November 1, 1994 and ended October 31, 1995. During the year, the Fund continued to help you participate in the growth potential of the small-cap segment of the U.S. stock market by tracking the price and dividend performance of the Schwab Small-Cap Index.(TM)

GROWTH IN ASSETS AND SHAREHOLDERS

Investors signaled their confidence in the Schwab Small-Cap Index Fund by investing over $40 million in the Fund during the year. In fact, the Fund's net assets nearly doubled, rising from $68 million to over $122 million, while the number of shareholders increased by 35% to over 18,000. We believe this strong growth underscores the Fund's effectiveness as a way to tap the long-term growth potential of the small-cap sector of the U.S. stock market.

FUND ACHIEVED POSITIVE TOTAL RETURN

The Schwab Small-Cap Index Fund's net asset value (NAV) increased substantially, reflecting the growth of the overall U.S. equity market, including the small-cap sector. The Fund's NAV began the year at $10.05 and ended at $11.70. Additionally, the Fund paid $0.06 per share in dividends during the year.

The table below compares total return for various periods for the Schwab Small-Cap Index Fund, the Schwab Small-Cap Index and the Fund's industry benchmark, the Standard and Poor's Small-Cap 600 Index(R) (S&P 600) and the Standard & Poor's 500 Index(R) (S&P 500).

-----------------------------------------------------------------------------------------------------
                                 TOTAL RETURN


                                                           Cumulative Since         Average Annual
                     6-Months Ended     One-Year Ended      Fund Inception       Since Fund Inception
                    October 31, 1995   October 31, 1995   (12/3/93 -10/31/95)    (12/3/93 -10/31/95)
-----------------------------------------------------------------------------------------------------
Schwab Small-Cap
Index Fund(R)             11.53%            17.11%               17.85%                  8.97%
-----------------------------------------------------------------------------------------------------
Schwab Small-Cap
Index(TM)                 11.61%            17.35%               19.10%
-----------------------------------------------------------------------------------------------------
S&P 600                   14.79%            21.09%               19.76%
-----------------------------------------------------------------------------------------------------
S&P 500                   14.30%            26.23%               31.45%
-----------------------------------------------------------------------------------------------------

Total return assumes reinvestment of all dividends. Past performance is no guarantee of future results. Principal value and investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees were waived during the year. Without the waivers, the Fund's total return for the year would have been 16.71%. Indices are unmanaged, and unlike the Fund, do not reflect advisory and other fees associated with investment in the Fund.

The S&P 600 was created in October of 1994 to track the small-cap sector of the U.S. stock market. We believe the S&P 600, rather than the S&P 500, is a more appropriate industry benchmark for the Schwab Small-Cap Index(TM) and the Fund. The S&P 500, which tracks the large-cap market sector is provided for purposes of comparison to that sector.

While the total return of the Fund and the Schwab Small-Cap Index were both over 17% during the reporting period, they lagged the return of the S&P 600. The lag was primarily due to composition differences between the S&P 600 and the Schwab Small-Cap Index. This is further discussed in "Questions to the Portfolio Management Team" section later in this report.

STOCK MARKET OVERVIEW

Fueled by stabilized interest rates and improved corporate earnings, the U.S. stock market experienced almost uninterrupted growth during the 12-month period, with all market sectors registering strong gains. While the performance of small company stocks generally lagged that of large company stocks, the small-cap market sector still experienced solid results for the year. As expected, the performance of the Schwab Small-Cap Index Fund(R) reflected these market trends.

Although short-term market cycles favoring large or small company stocks are inevitable, over the longer term small-cap stocks have proven to be strong performers. In fact, over the 20-year period ended 12/31/94, the small-cap sector outperformed the large-cap sector. The average annual return for this 20-year period was 19.1% for the small-cap sector and 14.5% for the large-cap sector. 1 This performance is further explained in the "Questions to the Portfolio Management Team" section of this report.

INDEXING: A SMART STRATEGY

Indexing offers you a smart, convenient way to participate in the long-term growth potential of the small-cap sector. The Schwab Small-Cap Index Fund attempts to track the price and dividend performance of the Schwab Small-Cap Index, which is comprised of the stocks of the second 1,000 largest publicly traded U.S. companies, ranked by market capitalization. 2 Under normal circumstances, the Fund keeps substantially all of its assets invested in the stocks that comprise the Index, maintaining only a small cash position to cover shareholder redemptions and Fund expenses.

Index funds are designed to help you earn returns that keep pace with targeted segments of the equity market. While actively managed funds regularly buy and sell securities based on predictions of market movements, index funds follow a passive investment strategy that seeks to track the market's performance. Few professional money managers







 1 Source: BARRA, Inc. Specific sources for the data are the S&P 500 for large-cap stock and Ibbotson and BARRA Small Company Index for small-cap stock. Indices are unmanaged and do not incur management or transaction costs and cannot be invested in. Past performance does not guarantee future results. Total return assumes reinvestment of all dividends and capital gain distributions.

 2 The Schwab Small-Cap Index does not include privately held companies, investment companies and companies incorporated outside the U.S.

are actually able to beat the performance of the stock market consistently. In fact, over the last five years, only about one in four professionally managed equity funds outperformed the U.S. stock market. 3 Trying to match market performance with an indexing approach can be a sensible alternative.

HIGHER AFTER-TAX RETURNS

The Schwab Small-Cap Index Fund(R) seeks to maximize your after-tax returns by minimizing expenses and capital gain distributions. Since the Fund follows a buy-and-hold investment strategy, it features relatively low portfolio turnover which translates into lower portfolio trading expenses and reduces the likelihood of capital gain distributions. For the year ended October 31, 1995, the Fund's portfolio turnover rate was 24%, compared with 77%, the average for U.S. small-cap funds. 4 When it does become necessary to sell securities, the Fund's Investment Manager seeks to offset capital gains with losses to avoid capital gain distributions. These strategies can help maximize your after-tax returns by reducing or deferring the taxes you pay.

EXPENSE RATIO REDUCED

At Schwab, we have a commitment to keep fees and expenses low. The less you pay in fees and expenses, the greater the portion of a fund's return you can receive. In line with this commitment, the Schwab Small-Cap Index Fund does not impose sales loads or 12b-1 fees, both of which would increase expenses and diminish total return. 5

To enhance your return potential, we reduced the operating expense ratio of the Schwab Small-Cap Index Fund. Effective July 1, 1995 and through at least June 30, 1996, the Fund's operating expense ratio was lowered from 0.75% to 0.59%--significantly below 1.48%, the average for small-cap funds. 6 While the reduction occurred too late in the reporting period for its full impact to be felt, the Fund's new, lower expense ratio will help you earn higher returns going forward.

BROAD DIVERSIFICATION

The Schwab Small-Cap Index Fund's diversified portfolio helps reduce investment risk by investing in a wide variety of industries. The Fund invests in substantially all of the stocks that comprise the Schwab Small-Cap Index(TM). The Index does not include the very smallest companies represented in the stock market which helps avoid the increased volatility and higher trading costs associated with these "micro-cap" stocks. 7











 3 U.S. stock market performance as measured by the S&P 500; equity fund performance measured by the total return of 1,036 general equity funds as reported by Morningstar, Inc., 9/30/95.

 4 Source: Morningstar, Inc. Average annual portfolio turnover for 358 U.S. small-cap funds, as of 10/31/95.

 5 To help keep Fund expenses low for long-term shareholders, investors who hold their shares for less than six months will be charged a redemption fee of 0.50%. This fee is paid directly to the Fund to offset the costs associated with short-term trading.

 6 Source: Morningstar, Inc. Average operating expenses reported for 358 U.S. small-cap funds as of 10/31/95.

 7 "Micro-cap" stocks refer to stock of the smallest 3,500 companies, which represent only 3% of the total market capitalization of all U.S. stocks.

The chart below shows how the Fund's portfolio is diversified by industry. You'll also find a complete listing of its holdings at year-end following the "Questions to the Portfolio Management Team" section of this report.

               THE FUND PROVIDES SMALL-CAP STOCK OPPORTUNITIES


     [Pie Chart showing Schwab Small-Cap Index Fund(R) portfolio industry diversification among common stock holdings as of October 31, 1995]

Capital Goods                      5.4%
Consumer Durables                  4.1%
Consumer Non-Durables             19.8%
Energy                             5.3%
Finance                           17.7%
Materials & Services              23.2%
Technology                        16.7%
Transportation                     2.9%
Utilities                          4.9%

                    SCHWAB SMALL-CAP INDEX FUND(R) PORTFOLIO
              INDUSTRY DIVERSIFICATION AMONG COMMON STOCK HOLDINGS
                             AS OF OCTOBER 31, 1995
LOOKING FORWARD

Whatever direction the equity markets take in the year ahead, we believe the Schwab Small-Cap Index Fund will continue to offer you a convenient, low-cost way to diversify your portfolio with small company stocks. Going forward, the Fund will also continue to strive to track the price and dividend performance of the Schwab Small-Cap Index and to maintain its tax and cost efficiencies.

Thank you for placing your confidence in SchwabFunds.(R) We recognize that we earn your trust day by day, and we look forward to continuing to serve your investment needs in the future.

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.
------------------------------------------

TRACKING SMALL COMPANY STOCKS

The Schwab Small-Cap Index(TM), comprised of the stocks of the second 1,000 largest U.S. corporations (as defined below), is designed to track the performance of the small-capitalization sector of the U.S. stock market--smaller growth companies that fall somewhere between large, "blue chip" corporations and very small, "micro-cap" companies. Developed by Schwab in 1993, the Index's total market capitalization currently exceeds $359 billion.

To be included in the Index, a company must satisfy the following criteria:

-        it must be an operating company, not an investment company;

-        it must be incorporated in the United States;

- its shares must trade on the New York Stock Exchange, American Stock Exchange or NASDAQ exchange;

- it must rank among the second largest 1,000 U.S. companies, based on market capitalization (shares outstanding multiplied by share price).

The Index is revised at least semi-annually, and companies that meet or no longer meet these criteria are added or deleted, as appropriate. By investing in the stocks that comprise the Index, the Schwab Small-Cap Index Fund(R) can help you diversify your portfolio through exposure to some of America's most dynamic growth companies.


QUESTIONS TO THE PORTFOLIO MANAGEMENT TEAM OF CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Stephen B. Ward - Senior Vice President and Chief Investment Officer Geri Hom - Portfolio Manager

Q. TO WHAT DO YOU ATTRIBUTE THE SCHWAB SMALL-CAP INDEX FUND'S STRONG PERFORMANCE DURING THE 12-MONTH REPORTING PERIOD?

A. During the 12-month reporting period, the U.S. stock market experienced strong gains, with all major domestic equity indices achieving new highs. Although the large capitalization sector of the market outperformed the small capitalization sector, the returns achieved by investors in small-cap stocks were nonetheless very respectable in comparison to the historical returns of either large-cap or small-cap stocks.

Even though the Federal Reserve's series of increases in the federal funds rate (from 3% in January 1994 to 6% in February 1995) was successful at slowing the rate of economic growth during the first and second quarters of 1995, the domestic equities market continued its strong rally. The most significant factor contributing to the solid performance of the U.S. stock market appeared to be the strong growth in corporate earnings. Based on value measures such as the ratio of price-to-book value and divi-dend yield, most domestic equity indices experienced record or near-record highs during the reporting period. However, because of the strong growth in corporate earnings, the price/earnings ratio of the S&P 500, which stood at approximately 17 as of October 31, 1995, has experienced a sustained decline from its 1992 high of approximately 26. This level is still above its 30-year average of approximately 14.

Q. HOW DID THE PERFORMANCE OF THE SCHWAB SMALL-CAP INDEX(TM) COMPARE TO THE S&P 600 DURING THE REPORTING PERIOD? HOW DO THESE INDICES DIFFER?

A. During the period, the total return of the Schwab Small-Cap Index was 17.35%, underperforming the S&P 600, which had a total return of 21.09% for the period. As shown at right, the two indices tracked very closely through the second quarter of 1995. Then, coincident with the strong performance of the technology sector in the third quarter, the S&P 600 began to outpace the Schwab Small-Cap Index, as well as other broad-based, well-known small-cap indices such as the Russell 2000 Index. This is partially due to the fact that the technology sector makes up a larger portion of the S&P 600 than the Schwab Small-Cap Index. On a Fund inception-to-date basis, however, the average annual total return of the Schwab Small-Cap Index and the S&P 600 remain close, 9.58% and 9.92% respectively, within four tenths of 1%.

Since the composition of the two indices is different, we fully expect that there will continue to be periods of some discrepancies in the performance of the two indices. While the Schwab Small-Cap Index represents the stocks of the second 1,000 largest U.S. corporations (excluding investment companies), the S&P 600 is composed of 600 domestic stocks selected by the Standard & Poor's Corporation. The composition differences result in differing index characteristics, such as industry concentration and style characteristics.

Q. WHAT ACCOUNTS FOR THE DIFFERENCE BETWEEN THE PERFORMANCE OF THE SCHWAB SMALL-CAP INDEX AND THE SCHWAB SMALL-CAP INDEX FUND(R)?

A. The Schwab Small-Cap Index is a theoretical return of a group of stocks representing the second 1,000 largest U.S. corporations (excluding investment companies), ranked by market capitalization. Unlike the Fund, the Index does not incur management and other Fund costs which reduce returns to the shareholders. In addition, the Fund, unlike the Index, holds a small portion of its balances in cash to meet shareholder redemptions and to pay expenses. The cash portion earns interest at money market rates, which may be more or less than the returns of the Index during a given period. Also, the weighting of any particular security in the Fund can be greater or less than in the Index.

Another factor accounting for the difference in performance is the Fund's goal of minimizing capital gain distributions. In order to avoid excessive realization of capital gains, the Fund may continue to hold certain stocks that are no longer in the Index. Depending on the performance of these non-Index stocks, this practice may have positive or negative contributions to the Fund's tracking error.

Taken together, these factors cause the difference in the returns of the Fund compared to the Index, a difference referred to as the Fund's "tracking error." The tracking error for the Fund during the reporting period was 0.24%, and its average annual tracking error since 12/3/93, the Fund's inception, has been 0.61%. Given the Fund's current operating expense ratio of 0.59%, and the components of tracking error (as discussed above), we view this tracking error as favorable.

       COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
  (IN THE SCHWAB SMALL-CAP INDEX FUND(R), THE SCHWAB SMALL-CAP INDEX(TM), THE STANDARD & POOR'S SMALL-CAP 600 INDEX(R) AND THE STANDARD & POOR'S 500 INDEX(R))

                          SCHWAB SMALL-CAP INDEX FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                            THROUGH OCTOBER 31, 1995


ONE YEAR                SINCE INCEPTION
--------                ---------------
 17.11%                      8.97%


    [Line graph comparing value of $10,000 investment for the period 12/3/93 through 10/31/95 between the Schwab Small-Cap Index Fund(R) $11,785, the
  Schwab Small-Cap Index(TM) $11,910, the S&P Small-Cap 600 Index(R) $11,976,
                       and the S&P 500 Index(R) $13,145]


               Small-Cap      Small-Cap
  Date        Index Fund        Index         S & P 500       S & P 600
  ----        ----------      ---------       ---------       ---------
 12/3/93        10,000         10,000          10,000          10,000
12/31/93        10,154         10,234          10,053          10,232
 1/31/94        10,394         10,469          10,401          10,473
 2/28/94        10,334         10,430          10,113          10,443
 3/31/94         9,783          9,871           9,672           9,693
 4/30/94         9,753          9,847           9,769           9,839
 5/31/94         9,613          9,692           9,953           9,644
 6/30/94         9,333          9,419           9,709           9,286
 7/31/94         9,493          9,614          10,027           9,401
 8/31/94        10,134         10,249          10,437          10,042
 9/30/94        10,094         10,191          10,183           9,990
10/31/94        10,064         10,149          10,411           9,890
11/30/94         9,663          9,767          10,034           9,513
12/31/94         9,841         10,000          10,183           9,744
 1/31/95         9,730          9,838          10,447           9,606
 2/28/95        10,082         10,229          10,853          10,002
 3/31/95        10,334         10,442          11,173          10,204
 4/30/95        10,566         10,671          11,502          10,432
 5/31/95        10,717         10,809          11,961          10,595
 6/30/95        11,211         11,356          12,238          11,176
 7/31/95        11,866         12,021          12,644          12,031
 8/31/95        12,077         12,270          12,676          12,292
 9/30/95        12,309         12,510          13,211          12,605
10/31/95        11,785         11,910          13,145          11,976

Past performance is no guarantee of future results. Principal value and returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance graph compares a hypothetical $10,000 investment in the Schwab Small-Cap Index Fund since inception with hypothetical investments in the Schwab Small-Cap Index, the S&P 600 and the S&P 500. Indices are unmanaged and assume reinvestment of all dividends. Investors cannot invest directly in an index, therefore indices, unlike the Fund, do not reflect the payment of advisory fees and other expenses associated with an investment in the Fund. Since the S&P 600 did not exist before October, 1994, it was reconstructed from December 3, 1993 through September, 1994 by S&P. Fund total returns assume the reinvestment of all dividends.

Q. WHICH INDUSTRY SECTORS WERE THE BEST PERFORMERS IN THE U.S. EQUITY MARKETS DURING THE 12-MONTH PERIOD?

A. The technology sector was clearly the strongest performing sector in the small-cap equity market during the period. This sector, achieved an overall industry total return of 41% 8. The technology sector comprised approximately 17% of Fund net assets as of 10/31/95. Other sectors in the small-cap market with strong performance during the period were finance, and capital goods which had overall industry total returns of 33%8 and 30%8, respectively. Finance represented approximately 18% of Fund net assets and capital goods 5% of Fund net assets as of 10/31/95.


 8 Source: Standard and Poor's Corp. Based on the results of the S&P 600. These total returns do not represent those of the Schwab Small-Cap Index or the Schwab Small-Cap Index Fund.

Q. WHY ARE SMALL-CAP INDEX FUNDS AN ATTRACTIVE INVESTMENT OPTION, AND WHAT ROLE SHOULD A SMALL-CAP INDEX FUND PLAY IN AN INVESTMENT PORTFOLIO?

A. As with other types of securities, investing in small-cap stocks using an index fund as the investment vehicle offers the advantages of broad company diversification, typically a lower operating expense ratio than actively managed funds, 9 and in the case of the Schwab Small-Cap Index Fund(R), a tax-smart management strategy that seeks to minimize portfolio turnover and capital gain distributions.

Small company stocks also manifest certain characteristics that make them attractive elements of a well-diversified investment portfolio. Historically, small company stocks have proven to have some of the highest return potential and volatility characteristics of all major classes of investment assets. For example, for the 20-year period ended December 31, 1994, small company stocks provided an average annual total return of 19.1%. 10 This compares with large company returns of 14.5%, 10 and international equity returns of 15.5%. 10 However, small company stocks also exhibited the greatest volatility during the same period as measured by the annual standard deviation of returns of 21.4%. 10 This compares with standard deviations of return of 15.0% 10 and 17.8% 10 for large company stocks and international stocks, respectively during the same period.

Small company stocks can be added to a diversified, long-term investment portfolio in an effort to enhance the portfolio's long-term total return potential. Typically, because of the volatility characteristics of small company stocks, investors with higher risk tolerances and longer term investment horizons may be able to consider a larger allocation to small company stocks. Investors with lower risk tolerances and shorter term investment horizons may want to consider a smaller or no allocation to small company stocks. Since small company stock returns are not perfectly correlated with returns of other major asset classes (such as large company stocks, international stocks or bonds), combining small company stocks in a portfolio with other asset classes can provide total portfolio returns with lower return volatility than each of the individual components.

An investment portfolio which uses only small company stocks will not realize the benefits of asset class diversification described above. To take maximum advantage of these investment principles, an investor should consider combining small-cap stocks with other major equity asset classes (such as large company stocks and international stocks) to form the equity component of a well-diversified investment portfolio.










 9 Source: Morningstar, Inc. Average operating expense ratio for 346 actively managed small-cap funds was 1.51% compared to 0.60% for 12 small-cap index funds, as of 10/31/95.

 10 Source: BARRA, Inc. Specific sources for the data are the S&P 500 for large-cap stock; Ibbotson and BARRA Small Company Index for small-cap stock and EAFEIndex for international stock. Indices are unmanaged and do not incur management or transaction costs and cannot be invested in. Past performance does not guarantee future results. Total return assumes reinvestment of all dividends and capital gain distributions.

SchwabFunds(R)                                                                 1
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
COMMON STOCK--99.0%
1st Source Corp.                 2,433     $     57
20th Century Industries         12,100          201
3COM Corp.                       4,134          194
3DO Co.*                         5,900           64
AAR Corp.                        4,000           71
ACX Technologies, Inc.           6,200           98
ADVO, Inc.                       4,500          115
AG Chemical Equipment Inc.       2,700           77
AGCO Corp.                       6,150          275
ALANTEC Corp.*                   2,200           78
ALBANK Financial Corp.           2,600           75
AMC Entertainment Inc.*          3,700           67
AMCORE Financial, Inc.           4,100           93
AMETEK, Inc.                     7,700          136
AMP Inc.                         1,792           70
APS Holding Corp. Class A*       3,200           66
AST Research, Inc.*              9,754           87
Acclaim Entertainment, Inc.*    10,000          237
Acme Metals Co.*                 1,000           15
Acordia, Inc.                    2,900           80
Actava Group Inc.*               4,100           71
Actel Corp.*                     3,700           44
Acuson Corp.*                    5,600           65
Acxiom Corp.                     5,700          170
Addington Resources, Inc.*       3,100           39
Adobe Systems Inc.               1,600           91
Advanced Tissue Sciences,
 Inc.*                           7,800           70
Affiliated Computer Services
 Inc.*                           1,800           59
Air Express International
 Corp.                           4,000           82
Airborne Freight Corp.           4,700          123
Alaska Air Group, Inc.*          3,300           49
Albany International Corp.
 Class A                         7,100          147
Alberto-Culver Co. Class A         300            8
Alex. Brown Inc.                 3,800          186
Alfa Farmers Federation Corp.    9,600          103
Allen Group Inc.                 5,100          125
Alliance Entertainment Corp.*    8,200           55
Alliance Semiconductor Corp.     8,250          253
Alliant Techsystems Inc.*        2,900          135
Allied Group, Inc.               1,900           61
Alpharma, Inc.                   4,600          110
Altera Corp.                     3,000          182
Alternative Resources Corp.      4,100          126
Altron Inc.                      2,500           73
Amcol International Corp.        3,900           67
Amerco*                         10,500          190
America Online, Inc.             1,000           80
America West Airlines, Inc.*    10,200          139
American Annuity Group, Inc.     8,250           89
American Bankers Insurance
 Group, Inc.                     5,100          182
American Business
 Information, Inc.               7,650          136
American Business Products,
 Inc.                            3,300           72
American Financial
 Enterprises Inc.                1,500           35
American Freightways Corp.*      7,400           93
American Heritage Life
 Investment Corp.                5,200          100
American Homepatient Inc.*       1,900           46
American Maize-Products Co.      2,700          107
American Management Systems,
 Inc.                            6,600          192
American Medical Response,
 Inc.*                           6,000          173
American Mobile Satellite
 Corp.*                          6,300          132
American Oncology Resources
 Inc.*                           6,400          224
American President Companies,
 Ltd.                            7,100          172
Americredit Corp.*               7,100           87
Amphenol Corp. Class A*          3,100           67
Amresco Inc.                     5,700           61
Amsco International, Inc.*      10,700          171
Anchor Gaming*                   2,500           55
Andrew Corp.                     1,275           54
Angelica Corp.                   2,000           45
AnnTaylor Stores Corp.*          5,500           61
Antec Corp.*                     5,600           70
Anthony Industries, Inc.         6,415          119
Apogee Enterprises, Inc.         2,300           34
Apollo Group Inc.                4,650          121
Apple South, Inc.                6,650          138
Applebee's International,
 Inc.                            7,600          212
Applied Innovation Inc.          3,400           32
Applied Power Inc. Class A       2,800           85
Apria Healthcare Group Inc.*    11,600          252
Aptar Group, Inc.                4,500          154
Aquila Gas Pipeline Corp.        6,800           75
Arbor Drugs, Inc.                5,900          107
Arch Communications Group
 Inc.*                           2,600           71
Arctco, Inc.                     6,150           70
Argosy Gaming Co.*               4,700           44
Armco Inc.*                     28,000          172
Armor All Products Corp.         4,600           77
Arnold Industries Inc.           6,300          104
Arrow International, Inc.        1,000           42
Arthur J. Gallagher & Co.        3,300          117
Arvin Industries, Inc.           6,300          112
Ashland Coal, Inc.               2,900           69
Aspect Telecommunications
 Corp.                           5,600          194
Associated Banc-Corp             3,900          148
Associated Group Inc. Class
 A*                              4,100           73
Astoria Financial Corp.          4,000          172
Atlantic Southeast Airlines,
 Inc.                            6,300          157
Atmos Energy Corp.               4,000           73
Atria Software Inc.              3,200          115
Augat Inc.                       4,100           65
Auspex Systems, Inc.*            7,600          108
Authentic Fitness Corp.          5,500          113
Avatar Holdings, Inc.*           2,400           89
Avid Technology, Inc.*           4,500          196
Aztar Corp.*                     7,400           60
B W/I P Inc. Class A             5,100           84
BISYS Group, Inc.*               5,600          156
BJ Services Co.*                 6,900          162
BMC Industries, Inc.             3,100          120
Baldor Electric Co.              6,540          157
Baldwin & Lyons, Inc. Class B    3,300           49
Ballard Medical Products         9,900          171
Bally Entertainment Corp.       10,100          111

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 2
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Bancorp South, Inc.              2,300     $    108
Banta Corp.                      5,050          220
Banyan Systems, Inc.*            2,800           22
Barnes Group Inc.                1,600           60
Barrett Resources Corp.*         6,900          160
Bassett Furniture Industries,
 Inc.                            3,600           73
Bay State Gas Co.                2,800           70
Bearings, Inc.                   1,600           58
Belden Inc.                     12,300          297
Bell Bancorp, Inc.               1,800           53
Ben Franklin Retail Stores,
 Inc.*                             912            3
Benton Oil & Gas Co.*            5,000           61
Berkley (W.R.) Corp.             4,000          173
Best Products Inc. (New)*        7,300           36
Big B, Inc.                      4,700           69
Bio Rad Laboratories Inc.*       1,700           65
Biocraft Laboratories, Inc.      2,800           43
Birmingham Steel Corp.           7,100          108
Black Box Corp.                  4,000           66
Black Hills Corp.                3,200           80
Blair Corp.                      1,900           56
Blanch (E.W.) Holdings, Inc.     3,500           67
Block Drug Co., Inc. Class A     4,957          191
Blount, Inc. Class A             2,900          126
Blount, Inc. Class B             1,000           48
Blyth Industries Inc.*           3,600          182
Boise Cascade Office Products
 Co.*                            7,600          275
Bok Financial Corp.              5,000          108
Bolt Beranek and Newman Inc.*    4,300          133
Bombay Company, Inc.*            7,850           46
Books-A-Million, Inc.            3,500           45
Boole & Babbage, Inc.              500           18
Borg Warner Automotive Inc.      5,400          159
Borland International, Inc.*     9,300          126
Boston Scientific Corp.*         3,073          129
Boston Technology, Inc.*         8,400          117
Bowne & Co., Inc.                3,800           71
Brady (W.H.) Co. Class A         1,700          124
Breed Technologies, Inc.         8,300          155
BroadBand Technologies, Inc.*    2,600           46
Broderbund Software, Inc.          100            7
Brooklyn Bancorp Inc.*           3,200          126
Brooktree Corp.*                 3,500           42
Brown (Tom), Inc.*               4,600           52
Brown Group, Inc.                3,700           51
Bruno's Inc.*                      402            4
Brush Wellman Inc.               4,000           67
Buffets, Inc.*                   6,900           87
Burlington Coat Factory
 Warehouse Corp.*                8,800           98
Burlington Industries, Inc.*    16,400          182
Burr-Brown Corp.                 3,200          102
Bush Boake Allen Inc.*           4,600          126
Business Records Corp.
 Holding Co.*                    1,200           45
C-COR Electronics, Inc.          2,400           56
C-Cube Microsystems, Inc.*       4,100          283
C-TEC Corp.                      6,800          145
CCB Financial Corp.              3,550          175
CCH Inc. Class A                 4,800          113
CCH Inc. Class B                 8,700          202
CDI Corp.*                       4,000           59
CDW Computer Centers, Inc.       3,500          172
CFW Communications Co.           2,400           44
CIDCO, Inc.*                     3,300           97
CILCORP Inc.                     3,300          129
CLARCOR Inc.                     3,000           68
CMAC Investment Corp.            2,900          138
CML Group, Inc.                 11,350           65
CNB Bancshares, Inc.             3,801          103
CPI Corp.                        2,800           51
CSF Holdings, Inc.               2,375           93
Cabot Oil & Gas Corp. Class A    4,600           62
Cadence Design Systems, Inc.     2,700           87
CalMat Co.                       9,100          154
Caldor Corp.*                    3,400           17
Calgon Carbon Corp.              9,500          108
California Federal Bank         12,600          186
California Federal Bank
 Goodwill Certificates*            960            4
California Microwave, Inc.*      3,500           76
Cambridge Technology
 Partners, Inc.*                 3,200          183
Camco International Inc.         6,000          137
Canandaigua Wine Co., Inc.
 Class B*                        1,000           48
Capital Re Corp.                 5,400          153
Capitol American Financial
 Corp.                           6,500          128
Caraustar Industries, Inc.       6,600          122
Carlisle Companies Inc.          3,400          140
Carmike Cinemas, Inc.*           2,500           52
Carpenter Technology Corp.       3,600          136
Carson Pirie Scott & Co.
 Illinois*                       4,100           69
Carter-Wallace, Inc.             9,800          103
Casey's General Stores, Inc.     6,000          139
Casino America, Inc.*            3,350           23
Castech Aluminum Group Inc.*     2,400           34
Catalina Marketing Corp.*        2,200          111
Catellus Development Corp.*     28,300          156
Cato Corp. (New) Class A         6,200           37
Cellstar Corp.*                  4,700          129
Cellular Communications, Inc.
 Class A (Redeemable)*           4,500          242
Cellular Technical Services
 Inc.*                           2,100           35
Centex Construction Products
 Inc.*                           6,000           76
Central Hudson
 Gas & Electric Corp.            3,700          113
Central Louisiana Electric
 Co., Inc.                       4,800          129
Central Maine Power Co.          7,900          110
Central Newspapers, Inc.
 Class A                         6,400          189
Centura Banks, Inc.              5,000          169
Century Communications Corp.
 Class A*                       19,100          166
Cephalon Inc.*                   5,600          168
Cerner Corp.                     5,400          139
Champion Enterprises, Inc.       4,200          109
Chaparral Steel Co.              6,000           59
Charming Shoppes, Inc.          26,100           74
Charter Medical Corp.*           6,100          110
Charter One Financial, Inc.      5,700          161
Chase Manhattan Corp.            1,360           78
Checkpoint Systems, Inc.*        5,700          165
Cheesecake Factory, Inc.*        2,400           51
Chemed Corp.                     2,000           70

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Chemical Financial Corp.         1,995     $     79
Chesapeake Corp.                 6,700          205
Chesapeake Energy Corp.          2,600           76
Cheyenne Software, Inc.*         9,450          197
Chips & Technologies Inc.*       3,900           34
Chiquita Brands
 International, Inc.            13,000          211
Church & Dwight Co., Inc.        4,100           84
Citicasters Inc.                 3,000           94
Citizens Bancorp                 3,700          122
Citizens Banking Corp.           3,600          110
Citizens Corp.                   8,800          160
City National Corp.             11,200          148
Claire's Stores, Inc.            4,500           88
Clear Channel Communications,
 Inc.                              475           39
Cleveland-Cliffs Inc.            2,700          101
Coast Savings Financial,
 Inc.*                           4,600          121
Coastal Physician Group Inc.*    6,200           81
Cobra Golf, Inc.                 4,300          113
Coca-Cola Bottling Co.
 Consolidated                    2,000           67
Coeur d'Alene Mines Corp.        3,000           51
Cognex Corp.*                    3,900          234
Coherent, Inc.*                  2,800           80
Cole Taylor Financial Group
 Inc.                            3,600           95
Collective Bancorp, Inc.         4,400          103
Collins & Aikman Corp.*         15,700          126
Colonial BancGroup, Inc.         3,400           98
Colonial Data Technologies
 Corp.*                          3,600           50
Comair Holdings, Inc.            7,400          209
Comdata Holdings Corp.*          4,000           98
Commerce Group Inc.
 Massachusetts                   8,500          173
Commercial Federal Corp.         3,800          125
Commercial Intertech Corp.       3,450           58
Commercial Metals Co.            3,233           83
Commonwealth Energy System       2,600          110
Community Health Systems,
 Inc.*                           4,500          143
Community Psychiatric Centers   10,100          110
Comnet Cellular, Inc.*           3,700           93
CompUSA Inc.*                    5,100          195
Computer Network Technology*     5,000           33
ComputerVision Corp.*           12,400          146
Comverse Technology Inc.*        5,000          113
Concord Efs Inc.*               10,300          355
Cone Mills Corp.*               10,300          112
Conner Peripherals, Inc.*       14,100          254
Consolidated Stores Corp.*       6,100          141
Continental Airlines, Inc.
 Class B*                        6,400          228
Continuum Company, Inc.*         5,000          197
Coors (Adolph) Co. Class B       9,000          163
Copley Pharmaceutical, Inc.*     4,764           78
Coram Healthcare Corp.*          9,262           37
Corrections Corp. of America     3,800          207
Coventry Corp.                   8,000          158
Crawford & Co. Class A           4,300           67
Crawford & Co. Class B           8,500          132
Cray Research, Inc.*             6,400          133
Creative Computers Inc.*         2,100           60
Credence Systems Corp.           6,750          253
Crompton & Knowles Corp.        13,600          172
Cross (A.T.) Co. Class A         5,800           83
Cross Timbers Oil Co.            4,900           71
Cullen/Frost Bankers, Inc.       2,700          137
Culligan Water Technologies
 Inc.*                           3,500           60
Curtiss-Wright Corp.             1,400           62
Cypress Semiconductor Corp.        900           32
Cyrix Corp.*                     4,500          144
Cytec Industries Inc.*           3,000          164
DSP Group, Inc.*                 1,500           24
Daig Corp.                       5,000          113
Dallas Semiconductor Corp.       9,500          202
Dames & Moore, Inc.              4,700           64
Data General Corp.*              7,900           91
Datascope Corp.*                 4,200          101
Dauphin Deposit Corp.            8,400          245
Dave & Busters Inc.*               840           13
Davidson & Associates, Inc.      8,700          312
DeVRY Inc.                       7,000          158
Dekalb Genetics Corp.            1,200           51
Dell Computer Corp.              6,300          293
Delta & Pine Land Co.            2,100           81
Department 56 Inc.*                300           14
Deposit Guaranty Corp.           4,400          194
Detroit Diesel Corp.*            8,900          158
Devon Energy Corp.               4,700          102
Devon Group, Inc. (New)*         1,600           62
Dexter Corp.                     5,800          138
Diagnostic Products Corp.        4,300          159
Dial Page, Inc.*                 5,000           74
Dialogic Corp.*                  3,400           98
Diamond Multimedia Systems
 Inc.*                           7,200          214
Diamond Shamrock, Inc.           7,800          201
Digi International Inc.*         3,000           81
Digital Link Corp.*              1,900           30
Dimon Inc.                       8,400          123
Dionex Corp.*                    1,500           80
Discount Auto Parts, Inc.*       2,900           78
Discovery Zone, Inc.*           11,900           42
Dollar Tree Stores Inc.*         4,100          109
Donaldson Co., Inc.              5,800          141
Doubletree Corp.*                4,300           94
Downey Financial Corp.           3,200           65
Dreyer's Grand Ice Cream,
 Inc.                            3,300          115
Duriron Co., Inc.                4,400          118
Duty Free International, Inc.    6,800           97
Dynatech Corp.                   3,400           52
Eastern Enterprises              4,800          143
Eastern Utilities Assoc.         4,800          113
Eaton Vance Corp. (Non
 Voting)                         2,100           76
Edison Brothers Stores, Inc.     4,200           15
Egghead, Inc.*                   3,000           21
Electro Scientific Industries
 Inc.*                           2,200           69
Electroglas Inc.                 2,300          163
Electronics for Imaging, Inc.    2,800          232
Empire District Electric Co.     3,200           59
Energen Corp.                    2,800           63
Enhance Financial Services
 Group, Inc.                     7,100          145
Envoy Corp. (New)*               2,000           26
Enzo Biochem, Inc.               5,775           92

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 4
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Ethan Allen Interiors, Inc.*     3,700     $     73
Exabyte Corp.*                   4,900           63
Exar Corp.                       2,000           48
Expeditors International of
 Washington, Inc.                3,900          104
Express Scripts, Inc. Class A    3,400          131
F & M National Corp.             3,955           71
FHP International Corp.*         1,056           26
FMC Gold Co.                    17,500           68
FSF Financial Corp.              5,100           68
FTP Software Inc.*               6,600          179
Fab Industries, Inc.               400           12
Fair, Issac & Co., Inc.          3,000           83
Farmer Bros. Co.                   400           52
Fastenal Co.                     1,400           49
Fedders Corp.                      825            4
Federal-Mogul Corp.              8,800          157
Federated Department Stores,
 Inc.*                           2,700           69
Ferro Corp.                      7,700          178
FileNet Corp.*                   2,800          127
Financial Security Assured
 Holdings Ltd.                   6,400          166
Fingerhut Companies, Inc.       10,600          144
FirsTier Financial, Inc.         6,200          265
First Alert, Inc.                5,600           86
First American Financial
 Corp.                           3,600           84
First Bank System, Inc.          3,809          189
First Citizens BancShares,
 Inc. Class A                    2,600          138
First Commerce Bancshares
 Inc.                            3,000           54
First Commercial Corp.           5,640          169
First Commonwealth Financial
 Corp.                           5,300           87
First Data Corp.                   501           33
First Financial Bancorp          2,800           95
First Financial Corp.            6,900          147
First Michigan Bank Corp.        4,906          132
First Midwest Bancorp, Inc.      2,900           82
First Mississippi Corp.          4,900          100
First National Bancorp           5,200          146
First Union Corp.                2,220          110
FirstFed Michigan Corp.          5,100          173
Firstbank of Illinois Co.        2,600           78
Firstmiss Gold Inc.*             7,571          138
Fisher Scientific
 International, Inc.             3,600          113
Flagstar Companies, Inc.*        8,300           35
Florida East Coast
 Industries, Inc.                2,400          161
Florida Rock Industries, Inc.    2,000           54
Fluke Corp.                      1,600           59
Foremost Corp. of America        2,400          110
Forest City Enterprises, Inc.
 Class A                         2,100           78
Fort Wayne National Corp.        2,700           85
Fossil, Inc.*                    2,200           23
FoxMeyer Health Corp.            5,473          125
Frame Technology Corp.*          3,800          107
Franklin Quest Co.*              5,700          136
Fremont General Corp.            4,280          124
Fresenius U.S.A. Inc.*           4,500           74
Fritz Cos., Inc.                 5,200          181
Frontier Insurance Group,
 Inc.                            3,050           87
Fuller (H.B.) Co.                3,300          104
Fulton Financial Corp.           6,560          141
Fund American Enterprises
 Holdings, Inc.*                 1,909          132
Fusion Systems Corp.*            1,800           50
G&K Services, Inc. Class A       5,250          119
GC Companies Inc.*               1,680           54
Gartner Group Inc. Class A       5,800          253
Gasonics International Corp.     2,000           66
Gaylord Container Corp. Class
 A*                             11,400           87
GenCorp Inc.                     8,100           85
General Binding Corp.            3,400           67
General DataComm Industries,
 Inc.*                           5,000           76
General Magic Inc.*              6,300           80
Genesis Health Ventures,
 Inc.*                           3,300           95
Geneva Steel Class A*            6,200           45
Gentex Corp.*                    5,000          113
Geon Co.                         6,300          157
Geotek Communications Inc.*     14,400          120
Gerber Scientific, Inc.          5,100           86
Giddings & Lewis, Inc.           8,800          143
Gilead Sciences, Inc.*           4,900           94
Glendale Federal
 Bank, F.S.B. (New)*             9,100          146
Global Natural Resources
 Inc.*                           6,600           66
Global Village
 Communications*                 3,600           62
Goulds Pumps, Inc.               5,300          127
Graco Inc.                       2,650           89
Grand Casinos, Inc.              4,600          183
Granite Construction Inc.        3,100           88
Great Financial Corp.            3,500           72
Greenfield Industries Inc.       3,500          104
Greif Brothers Corp.             5,600          141
Grey Advertising Inc.              100           19
Griffon Corp.*                   7,600           64
Guaranty National Corp. (New)    3,500           50
Guilford Mills, Inc.             2,900           64
Gulf South Medical Supply
 Inc.                            3,000           63
Gymboree Corp.                   6,000          136
HBO & Co.                        2,600          184
HCC Insurance Holdings, Inc.*    2,900          101
HCIA Inc.*                       1,600           43
Hadco Corp.*                     2,400           67
Haemonetics Corp.*               7,700          145
Hancock Holding Co.              2,300           84
Handleman Co.                    6,300           49
Hanover Direct Inc.*            26,800           45
Harland (John H.) Co.            7,600          158
Harleysville Group Inc.          4,600          129
Harman International
 Industries, Inc.                3,675          170
Harnischfeger Industries
 Corp.                           4,369          138
Harper Group, Inc.               3,800           67
Harte Hanks Communications       5,000          151
Hawkeye Bancorporation           2,900           71
Hayes Wheels International,
 Inc.                            4,400          116
Health Management Systems,
 Inc.                            2,400           77
Heart Technology, Inc.*          4,100          116
Heartland Express, Inc.*         2,900           79
Heartland Wireless
 Communications, Inc.*           3,500           91

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Hechinger Co. Class A            9,100     $     39
Hecla Mining Co.*               10,400           77
Helene Curtis Industries,
 Inc.                            2,400           72
Helix Technology Corp.           2,100           78
Helmerich & Payne, Inc.          5,600          145
Herbalife International, Inc.    6,400           48
Heritage Media Corp. Class A*    4,500          125
Hollywood Entertainment Corp.    7,900          210
Hollywood Park Inc. (New)*       4,100           39
Home Beneficial Corp. Class B    4,400          108
Home Financial Corp.             5,400           83
Horace Mann Educators Corp.      5,200          138
Horizon Healthcare Corp.*       11,695          237
Hudson Foods, Inc.               6,250           88
Human Genome Sciences Inc.*      3,300           64
Hunt (J.B.) Transport
 Services, Inc.                  9,150          141
Hunt Manufacturing Co.           3,000           53
Huntco Inc. Class A              1,200           16
Hutchinson Technology Inc.*      1,500           95
Hyperion Software Corp.*         1,800           88
I-Stat Corp.*                    2,300           71
ICN Pharmaceuticals, Inc.        7,802          160
IDEX Corp.                       4,350          164
IDEXX Laboratories, Inc.         6,800          275
IES Industries Inc.              8,300          221
IHOP Corp.*                      2,200           48
INDRESCO Inc.*                   5,000           86
INSO Corp.                       3,400          121
INTERCO Inc.                    10,300           76
INTERSOLV Inc.*                  4,200           67
Ideon Group Inc.                 5,600           50
Immunex Corp. (New)*             9,300          117
Imperial Bancorp                 3,300           74
In Focus Systems, Inc.*          2,200           72
Indiana Energy, Inc.             5,500          116
Information Resources, Inc.*     6,600           72
Inphynet Medical Management
 Inc.*                           3,400           62
Input/Output, Inc.               4,500          168
Insignia Financial Group
 Class A (New)*                  2,100           57
Insilco Corp.*                   2,100           71
Insurance Auto Auctions,
 Inc.*                           2,200           16
Integon Corp.                    3,900           64
Integrated Device Technology,
 Inc.                              800           15
Integrated Health Services,
 Inc.                            5,300          121
Integrated Systems Inc.*         2,200           78
Intelligent Electronics, Inc.    8,200           64
Inter-Regional Financial
 Group, Inc.                     1,700           60
InterVoice, Inc.*                3,200           58
Interdigital Communications
 Corp.*                          9,300           68
Interface Systems, Inc. Class
 A                               4,400           67
Intergraph Corp.*               11,900          146
Interim Services Inc.*           2,800           83
Intermet Corp.*                  9,200          110
International CableTel, Inc.     7,033          188
International Dairy Queen,
 Inc. Class A*                   5,400          115
International Family
 Entertainment, Inc. Class B*    9,300          172
International Multifoods
 Corp.                           3,900           80
International Rectifier
 Corp.*                          5,200          235
Interneuron Pharmaceuticals,
 Inc.*                           7,500          113
Interpool, Inc.*                 4,100           66
Interstate Bakeries Corp.        8,600          184
Interstate Power Co.             2,000           58
Intuit Inc.                      1,200           87
Invacare Corp.                   8,400          210
Iomega Corp.                     4,300          102
Ionics, Inc.                     4,200          171
Isis Pharmaceuticals, Inc.*      4,000           40
Isolyser Inc.                    5,400           96
Itron, Inc.*                     2,600           76
J & L Specialty Steel, Inc.     10,200          167
JSB Financial, Inc.              2,800           86
Jacobs Engineering Group
 Inc.*                           9,500          208
Jacor Communications, Inc.
 Class A*                        4,600           72
Jefferson Bankshares, Inc.       3,200           72
John Alden Financial Corp.       5,700          118
John Wiley & Sons, Inc. Class
 A                               5,800          173
Jones Intercable, Inc. Class
 A*                              7,500           94
Juno Lighting, Inc.              4,600           67
Just for Feet Inc.               3,350           80
Justin Industries, Inc.          5,800           59
K N Energy, Inc.                 6,568          168
KCS Energy, Inc.                 1,900           22
KLA Instruments Corp.            1,200           52
Kaiser Aluminum Corp.*          12,800          144
Kaman Corp. Class A              4,700           51
Kaufman & Broad Home Corp.       7,700           90
Kaydon Corp.                     3,500          101
Keane, Inc.                      4,500          122
Kelley Oil & Gas Corp.*         10,100           24
Kellwood Co.                     5,000           94
Kemet Corp.                      7,800          267
Kenetech Corp.*                  8,900           28
Kennametal Inc.                  5,400          168
Kent Electronics Corp.           3,050          149
KeyCorp, Inc.                    2,200           74
Keystone Financial, Inc.         6,100          199
Keystone International, Inc.     8,700          194
Kimball International, Inc.
 Class B                         5,000          129
Kinder-Care Learning
 Centers, Inc. (New)*            5,000           68
Kinetic Concepts, Inc.          10,300          116
Kirby Corp.*                     6,000           99
Komag, Inc.*                     5,100          291
Kulicke & Soffa Industries
 Inc.                            6,000          212
LCI International Inc.          16,200          292
LTX Corp.*                       6,400           78
La Quinta Inns, Inc.             2,250           58
La-Z-Boy Chair Co.               4,000          119
Laclede Gas Co.                  3,800           77
Lance, Inc.                      7,200          123
Landmark Graphics Corp.*         4,000           87
Landry's Seafood Restaurants,
 Inc.                            4,000           56
Lands' End, Inc.                 8,000          120
Landstar Systems, Inc.*          2,700           72
Lattice Semiconductor Corp.*     4,400          172
Lawson Products, Inc.            2,800           68

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 6
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Lawter International, Inc.       9,500     $    101
Leader Financial Corp.           3,500          125
Learning Co.*                    1,600           95
Lechters, Inc.*                  3,300           31
Legg Mason, Inc.                 3,500          101
Lennar Corp.                     8,800          201
Level One Communications
 Inc.*                           2,650           61
Libbey Inc.                      3,200           66
Liberty Bancorp, Inc.            2,000           72
Liberty Corp.                    4,800          161
Life Partners Group, Inc.        5,900          107
Life Re Corp.                    3,300           68
Life Technologies, Inc.          3,800           95
Lillian Vernon Corp.             3,800           51
Lilly Industries, Inc. Class
 A                               5,350           68
Lincare Holdings, Inc.*          7,200          180
Lincoln Electric Co.             2,600           64
Lincoln Telecommunications
 Co.                             9,900          172
Liposome Co., Inc.*              7,200          110
Liqui-Box Corp.                    300            8
Littlefuse, Inc.*                3,400          111
Living Centers of America,
 Inc.*                           4,700          122
Logicon, Inc.                    3,400           78
Lojack Corp.*                    7,200          111
Lone Star Industries, Inc.       6,300          144
Long Islands Bancorp Inc.        6,200          142
Louis Dreyfus Natural Gas
 Corp.*                         11,400          160
Loyola Capital Corp.             2,800          100
Luby's Cafeterias, Inc.          6,500          135
Lukens Inc.                      4,150          128
Lydall, Inc.                     5,800          132
M.S. Carriers, Inc.*             3,000           47
MAIC Holdings Inc.*              1,627           49
MAXXAM Inc.*                     2,300           85
MDU Resources Group, Inc.        7,200          152
MESA Inc.*                      12,400           53
MICROS Systems, Inc.             1,500           56
Mac Frugal's Bargains-
 Close-outs, Inc.*               6,000           71
Macromedia Inc.                  8,000          294
Madison Gas and Electric Co.     2,300           76
Mafco Consolidated Group
 Inc.*                           6,300          143
Magma Copper Co. (New)          12,000          201
Magna Group, Inc.                6,500          159
MagneTek, Inc.*                  5,300           52
Manitowoc Co., Inc.              1,600           45
Marcus Corp.                     3,700          128
Mariner Health Group, Inc.*      4,300           42
Mark Twain Bancshares, Inc.      4,100          143
Markel Corp.*                    1,300           95
Marquette Electronics, Inc.
 Class A*                        9,400          172
Marshall Industries*             4,300          152
Mascotech, Inc.                 16,500          169
Material Sciences Corp.          3,300           55
Maxicare Health Plans Inc.*      4,200           74
Maxim Integrated Products,
 Inc.                            2,100          157
Maxtor Corp.*                   10,700           54
Maybelline, Inc.                 2,900           69
McAfee Associates, Inc.          3,500          205
McClatchy Newspapers, Inc.
 Class A                         6,900          136
Measurex Corp.                   3,600          111
Medic Computer Systems, Inc.*    2,900          155
Medicine Shoppe
 International, Inc.             1,800           78
Medisense Inc.*                  3,800           81
Medpartners Inc.*                4,700          131
Medusa Corp.                     3,400           85
Men's Wearhouse, Inc.            3,200          126
Mentor Corp.                     5,800          129
Mercury Interactive Corp.*       3,700           77
Meredith Corp.                   6,800          243
Merisel, Inc.*                   6,500           39
Mesa Airlines, Inc.*             7,900           75
Methode Electronics, Inc.
 Class A                         5,300          123
Meyer (Fred), Inc.*              7,200          134
Michaels Stores, Inc.*           5,600           77
Microchip Technology, Inc.       2,100           83
Microdyne Corp.*                 2,700           75
Mid-Am, Inc.                     3,320           55
Midamerican Energy Co.           9,261          148
Mikasa Inc.*                     4,900           64
Miller (Herman), Inc.            6,300          188
Mine Safety Appliances Co.       1,200           61
Minerals Technologies, Inc.      4,900          195
Mississippi Chemical Corp.       5,800          139
Mohawk Industries, Inc.*         8,200          122
Molten Metal Technology,
 Inc.*                           5,100          198
Money Store Inc.                 4,950          197
Morrison Knudsen Corp.           8,000           52
Movie Gallery Inc.*              3,000          115
Mueller Industries, Inc.         4,600          108
Multicare Cos., Inc.*            3,800           71
Musicland Stores Corp.*          6,800           44
Myers Industries, Inc.           5,450           78
NAC Re Corp.                     4,900          172
NACCO Industries, Inc. Class
 A                               2,300          132
NCH Corp.                        1,800           98
NL Industries, Inc.*            12,500          163
NYMAGIC, Inc.                    2,000           32
Nabors Industries, Inc.*        21,100          182
National Auto Credit Inc.*       5,500           89
National Bancorp of Alaska,
 Inc.                            1,800          113
National Commerce Bancorp        6,200          160
National Computer Systems,
 Inc.                            3,400           64
National Data Corp.              5,800          154
National Instruments Corp.*      5,100           97
National Presto Industries,
 Inc.                            1,600           65
National RE Holdings Corp.       4,300          145
National Steel Corp. Class B*    9,600          127
Nautica Enterprises, Inc.        4,650          160
Neiman Marcus Group, Inc.        9,800          168
Nellcor Inc.*                    7,296          421
Neostar Retail Group Inc.*       3,500           53
Netcom Online Communications*    2,500          145
Netmanage Inc.                  10,800          221
Network Equipment
 Technologies, Inc.*             4,400          144
Network General Corp.*           5,100          211
Network Peripherals Inc.*        2,400           25
New England Business Service,
 Inc.                            3,200           62
New Jersey Resources Corp.       3,700           93

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Newfield Exploration Co.*        5,900     $    174
Nexgen Inc.*                     7,500          139
Nextel Communications, Inc.*     3,877           54
Noble Drilling Corp.*           22,975          162
Norand Corp.*                    1,600           27
North American Mortgage Co.      3,800           78
North Fork Bancorp, Inc.         5,700          125
Northwest Natural Gas Co.        3,400          110
Norwest Corp.                    3,680          109
NovaCare, Inc.*                 14,080           88
Novellus Systems, Inc.*            600           41
Nu-Kote Holding, Inc.            4,900          101
Nuevo Energy Co.*                4,300           95
O'Reilly Automotive, Inc.*       2,100           69
OEA, Inc.                        5,100          139
OM Group Inc.                    2,700           79
ONBANCorp, Inc.                  3,600          106
Oak Industries Inc.*             4,500           94
Oak Technology*                  4,400          242
Oakwood Homes Corp.              6,200          233
Octel Communications Corp.*      5,600          191
Offshore Logistics, Inc.*        4,200           53
Olympic Financial Ltd.*          5,100           92
Omnicare, Inc.                   6,600          239
One Valley Bancorp of
 West Virginia, Inc.             4,700          157
Oneok Inc.                       6,900          168
Opti Inc.*                       2,400           24
Optical Data Systems, Inc.       3,900          117
OrNda Healthcorp*                9,760          173
Orange & Rockland Utilities,
 Inc.                            3,400          119
Orbital Sciences Corp.*          5,300           77
Oregon Steel Mills, Inc.         6,300           90
Orion Capital Corp.              3,200          131
Ostex International Inc.*        2,700           53
Otter Tail Power Co.             2,500           86
Outboard Marine Corp.            4,400           91
Outlet Communications Inc.*      1,800           83
Overseas Shipholding Group,
 Inc.                            9,200          156
Owens & Minor, Inc.              6,600           78
Oxford Health Plans, Inc.        2,200          173
PAXAR Corp.                      4,687           59
PDT Inc.                         2,400           91
PHH Corp.                        3,900          171
PLATINUM technology, inc.*      12,300          225
Pairgain Technologies Inc.*      3,400          145
Papa John's International,
 Inc.*                           2,400           93
Park Electrochemical Corp.       2,600           81
Park National Corp.              1,500           68
Parker & Parsley Petroleum
 Co.                             8,300          154
Parker Drilling Co.*            21,100          111
Patlex Corp. (New)*                550            3
Patterson Dental Co.             3,850           95
Paxson Communications Corp.      6,500           80
Payless Cashways Inc.*           9,300           53
Penn Traffic Co.*                2,600           28
PennCorp Financial Group,
 Inc.                            6,900          165
People's Bank                    8,600          171
People's Choice TV Corp.*        2,600           54
PeopleSoft, Inc.                   600           52
Peoples Heritage Financial
 Group, Inc.                     3,800           73
Performance Systems
 International Inc.*             7,100          126
Petrie Stores Corp.             12,300           35
Petrolite Corp.                  2,400           58
Phillips-Van Heusen Corp.        5,700           58
Phoenix Resource Cos Inc.        3,200           57
Photronic, Inc.                  2,950           88
Phycor, Inc.                     6,900          253
Physician Reliance Network
 Inc.*                           5,300          176
Physician Sales & Service
 Inc.                            4,500           73
Physicians Corp. of America*     9,900          150
Physicians Health Services,
 Inc.*                           2,000           67
Picturetel Corp.                 3,300          217
Piedmont Natural Gas Co.,
 Inc.                            9,400          207
Pier 1 Imports, Inc.             9,745           94
Pioneer Group, Inc.              6,100          160
Pioneer-Standard Electronics,
 Inc.                            5,025           69
Piper Jaffray Inc.               4,600           55
Pittway Corp.                      800           48
Pittway Corp. Class A            3,200          192
Planar Systems, Inc.*            2,700           47
Players International Inc.       6,900           73
Playtex Products, Inc.*         12,300           86
Ply-Gem Industries, Inc.         2,800           48
Pogo Producing Co.               9,000          181
Polaris Industries Inc.          6,900          193
Policy Management Systems
 Corp.*                          2,000           94
Pratt & Lambert United, Inc.     2,100           44
Precision Castparts Corp.        4,800          172
Premier Bancorp, Inc.            7,900          163
Presidential Life Corp.          6,800           65
Presstek Inc.                    3,350          160
Price Enterprises Inc.           5,300           78
Primadonna Resorts Inc.*         7,400          116
Primark Corp.*                   4,600          105
Prime Hospitality Corp.*         6,900           68
Production Operators Corp.       2,200           65
Proffitt's, Inc.*                2,100           49
Progress Software Corp.          1,600          104
Protective Life Corp.              600           17
Protein Design Labs, Inc.*       3,300           55
Provident Bancorp, Inc.          3,700          155
Public Service Co. of
 New Mexico*                    10,200          171
Public Service Co. of
 North Carolina, Inc.            6,000           95
Pulitzer Publishing Co.          4,025          182
Pulte Corp.                      7,300          231
Quaker State Corp.               7,400           97
Quality Food Centers, Inc.       3,600           73
Quanex Corp.                     2,800           55
Quantum Health Resources,
 Inc.*                           3,000           32
Quarterdeck Corp.*               5,200          111
Quick & Reilly Group, Inc.       5,580          133
Quintiles Transnational Corp.    2,500          159
RCSB Financial Inc.              3,600           80
Raymond James Financial, Inc.    4,400           95
Reading & Bates Corp.*          20,600          237
Regal Cinemas, Inc.              3,200          125
Regal-Beloit Corp.               4,500           81
Reinsurance Group of America,
 Inc.                            4,400          151

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 8
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Reliance Group Holdings, Inc.   26,400     $    195
Renaissance Commerce Corp.       6,600          148
Renal Treatment Centers Inc.*    2,200           79
Republic Waste Industries
 Inc.                           14,600          316
Respironics, Inc.                3,900           86
Rexel Inc.*                      5,200           60
Rexene Corp.*                    3,200           29
Richfood Holdings, Inc.          8,500          214
Riggs National Corp.*           11,100          145
Rio Hotel and Casino, Inc.*      4,900           62
River Forest Bancorp, Inc.       3,200           75
RoTech Medical Corp.*            3,100           72
Robert Half International
 Inc.                            6,900          252
Roberts Pharmaceutical Corp.*    4,600           89
Rock Tennessee Co.               6,700          111
Rogers Corp.                     1,400           32
Rohr Inc.*                       6,600           98
Rollins Environmental
 Services, Inc.*                15,100           51
Rollins Truck Leasing Corp.      9,800           94
Roosevelt Financial Group,
 Inc.                           10,200          163
Roper Industries, Inc.           3,800          135
Ross Stores, Inc.                5,700           89
Rouge Steel Co.                  3,500           76
Rowan Companies, Inc.*          21,100          140
Ruddick Corp.                   11,200          143
Russ & Berrie Co., Inc.          8,500          118
Ryan's Family Steak Houses,
 Inc.*                          21,100          165
Rykoff-Sexton, Inc.              6,250          141
Ryland Group, Inc.               2,900           42
S & T Bancorp, Inc.              2,100           54
S3 Inc.                          9,000          153
SCI Systems, Inc.*               7,300          257
SEI Corp.                        4,200           90
STERIS Corp.                     4,100          138
Safeguard Scientifics Inc.       3,300          149
Salick Health Care, Inc.*        2,600           95
Samsonite Corp. (New)            3,500           35
Sanifill, Inc.*                  3,800          120
Sanmina Corp.*                   1,900          103
Santa Cruz Operations, Inc.*     6,200           37
Savannah Foods & Industries,
 Inc.                            5,400           68
Savoy Pictures Entertainment,
 Inc.*                           7,200           42
Sbarro, Inc.                     8,000          167
Schuler Homes, Inc.*             8,300          100
Scientific Games Holdings
 Corp.                           3,400          113
Scotts Co. Class A*              7,400          146
Seaboard Corp.                     300           79
Seafield Capital Corp.           1,400           50
Seagull Energy Corp.*            8,600          147
Security Capital Corp.           2,300          126
Security Dynamics Tech           3,400          110
Seitel, Inc.*                    2,100           54
Selective Insurance Group,
 Inc.                            4,400          163
Semitool Inc.                    2,700           43
Sepracor Inc.*                   5,200           88
Sequa Corp. Class A*             2,600           67
Sequent Computer Systems,
 Inc.*                           8,000          140
Service Merchandise Co.,
 Inc.*                          23,562          127
Shiva Corp.*                     3,100          186
Shoney's, Inc.*                 10,200          113
ShopKo Stores, Inc.             12,800          138
Shorewood Packaging Corp.*       4,900           81
Showboat, Inc.                   3,300           79
Shurgard Storage Centers Inc.    5,800          148
Sierra Health Services, Inc.*    3,100           89
Sierra On-Line, Inc.             4,300          161
Sierra Pacific Resources         7,000          164
Silicon Valley Group, Inc.*      5,700          184
Sithe Energies Inc.*            13,700           98
SkyWest Airlines, Inc.           2,300           39
Smart & Final Inc.               5,000           94
Smith International, Inc.*       8,600          138
Smith's Food & Drug Centers,
 Inc. Class B                    4,200           96
Smithfield Foods, Inc.*          3,400           86
Smucker (J.M.) Co. Class A       6,900          135
Smucker (J.M.) Co. Class B       3,500           63
Snyder Oil Corp.                 6,500           67
Sofamor/Danek Group, Inc.*       5,800          142
Somatogen Inc.*                  4,400           70
Sonat Offshore Drilling, Inc.    6,700          213
South Jersey Industries, Inc.    2,800           57
Southdown, Inc.*                 6,400          104
Southern Indiana
 Gas & Electric Co.              3,966          134
Southwest Gas Corp.              4,900           74
Southwestern Energy Co.          4,900           61
Sovereign Bancorp, Inc.         10,179          102
SpaceLabs Medical Inc.*          2,800           71
Spectrian Corp.*                 1,700           37
Spectrum HoloByte, Inc.*         5,100           53
Sports & Recreation, Inc.        3,600           27
Sports Authority Inc.*           4,600          100
Springs Industries, Inc.         4,900          210
St. John's Knits, Inc.           2,100          101
St. Paul Bancorp, Inc.           4,500          108
Standard Financial Inc.*         4,300           60
Standard Motor Products, Inc.    2,500           41
Standard Products Co.            3,900           60
Standard Register Co.            7,700          175
Standex International Corp.      3,000           98
Stanhome Inc.                    4,700          143
State Auto Financial Corp.       3,100           69
Station Casinos Inc*             8,100          104
Stein Mart, Inc.*                4,300           48
Sterling Chemicals, Inc.*       15,200          122
Stewart Enterprises, Inc.
 Class A                         5,300          179
Stillwater Mining Co.*           4,800           80
Stone & Webster, Inc.            3,100          104
Stone Container Corp.            6,112          101
Stratacom Inc.                   1,400           86
Stratosphere Corp.*              7,200           72
Stratus Computer, Inc.*          6,600          205
Stride Rite Corp.               12,200          137
Structural Dynamics Research
 Corp.*                          7,300          134
Student Loan Corp.               5,000          158
Sturm, Ruger & Co., Inc.         2,700           73
Sumitomo Bank California         4,000           94
Summit Bancorp                   7,860          222
Summit Technology Inc.*          5,100          226
Sun Healthcare Group, Inc.*     12,708          151

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                 9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Sunglass Hut International,
 Inc.                            9,600     $    260
Sunrise Medical Inc.*            4,300           78
Sunshine Mining Co.*            43,700           71
Surgical Care Affiliates,
 Inc.                           10,650          316
Susquehanna Bancshares, Inc.     2,500           73
Swift Transportation Co.         5,100           85
Symantec Corp.*                  7,700          187
Symmetricom, Inc.*               2,900           54
Synetic, Inc.*                   4,100           96
Synopsys, Inc.                     400           15
System Software Associates,
 Inc.                            6,600          204
Systems & Computer Technology
 Corp.*                          2,600           47
TBC Corp.*                       4,900           35
TCA Cable TV, Inc.               5,800          173
TJ International                 4,900           85
TNT Freightways Corp.            5,500          100
TSX Corp.                        2,100           41
Target Therapeutics Inc.*        1,700          131
Tech Data Corp.*                 9,000          110
Tecnol Inc.*                     4,400           82
Tejas Gas Corp.                  2,530          119
Tekelec Inc.                     2,800           41
Teleflex Inc.                    3,950          167
Telular Corp.*                   4,800           66
Telxon Corp.                     4,000           92
Tencor Instruments               5,000          214
Tennant Co.                      2,100           53
Terra Industries, Inc.          14,700          186
Tesoro Petroleum Corp.*          7,800           61
Tetra Tech, Inc. (New)           3,906           85
Texas Industries, Inc.           2,600          137
Theratx Inc.*                    4,500           51
Thermedics Inc.*                 8,200          151
Thermo Cardiosystems Inc.*       4,700          228
Thermo Fibertek Inc.            16,050          253
Thermotrex Corp.                 4,500          161
Thiokol Corp.                    5,100          177
Thomas Nelson, Inc.              4,125           69
Three-Five Systems, Inc.         1,700           31
Tiffany & Co. (New)              3,900          170
Timberland Co. Class A*          2,500           48
Titan Wheel International,
 Inc.                            5,225           76
Toll Brothers, Inc.*             7,300          130
Topps Co., Inc.                  9,500           59
Toro Co.                         2,600           75
Toy Biz Inc.*                    3,800           85
Toys 'R' Us, Inc.*                 730           16
Transpro Inc.*                   1,275           14
Trenwick Group Inc.              1,400           70
Triangle Pacific Corp.*          3,200           50
Triarc Cos., Inc. Class A*       6,400           61
Trident Microsystems Inc.*       2,300           69
Trimble Navigation Ltd.*         5,000           99
True North Communications        5,500          111
Trust Co. of New Jersey (New)    3,900           51
TrustCo Bank Corp New York       3,904           84
Trustmark Corp.                  8,200          157
Tuscon Electric Power Co.*      34,100          102
Tyco Toys, Inc.*                 6,800           37
U S Delivery Systems Inc.*       4,500           93
U S Trust Corp. (New)            2,000           96
U.S. Home Corp. (New)*           2,200           59
U.S. Robotics, Inc.              6,800          632
UGI Corp.                        7,800          164
UMB Financial Corp.              4,816          208
UNR Industries, Inc.            12,200          101
US Filter Corp. (New)            5,700          133
USA Waste Services, Inc.*       13,907          292
USAir Group, Inc.*              17,200          234
UST Corp.*                       4,400           61
Ultratech Stepper Inc.           4,700          188
UniFirst Corp.                   3,900           55
Unicom Corp.                     2,400           79
Union Planters Corp.             7,788          239
Uniroyal Chemical Corp.*         5,400           42
United Bankshares, Inc.          2,500           76
United Carolina Bancshares
 Corp.                           3,300          118
United Companies Financial
 Corp.                           6,440          181
United Illuminating Co.          3,400          129
United Insurance Companies,
 Inc.                            9,300          156
United International Holdings
 Inc.*                           4,900           74
United Meridian Corp.*           6,600          111
United Stationers Inc.           3,990          155
United Television, Inc.          2,400          205
United Waste Systems, Inc.*      3,500          138
United Water Resources Inc.      9,300          117
United Wisconsin Services,
 Inc.                            2,500           62
Unitrode Corp.*                  2,300           62
Univar Corp.                     4,300           58
Universal Health Services,
 Inc. Class B*                   3,300          124
VLSI Technology, Inc.*           7,500          176
Valassis Communications,
 Inc.*                          10,600          147
Valley National Bancorp          7,824          191
Valmont Industries, Inc.         3,300           80
Value City Department Stores,
 Inc.*                           5,900           35
Value Health, Inc.*              2,338           53
Value Line, Inc.                 2,100           70
Varco International, Inc.*       9,900           90
Vencor, Inc.                    11,687          324
Ventritex, Inc.*                 5,000           98
VeriFone, Inc.*                  5,500          149
Vertex Pharmaceuticals, Inc.*    4,300           71
Vesta Insurance Group Inc.       4,500          182
Vicor Corp.                      8,600          173
Vigoro Corp.                     4,100          178
Vintage Petroleum, Inc.          5,200          105
Vital Signs Inc.                 2,900           53
Vitalink Pharmacy Services,
 Inc.*                           2,600           48
Vivra, Inc.                      5,400          178
WD-40 Co.                        1,700           67
WHX Corp.*                      11,700          121
WICOR, Inc.                      3,600          107
WLR Foods, Inc.                  3,450           48
WMS Industries Inc.*             5,800          114
WPS Resources Corp.              6,000          187
Waban, Inc.*                     8,100          127
Wabash National Corp.            4,900          124
Wallace Computer Services,
 Inc.                            4,600          259
Wang Laboratories, Inc.*         8,300          140

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                10
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF NET ASSETS
October 31, 1995
--------------------------------------------------------------------------------

                              Number        Value
                             of Shares      (000s)
                             ---------     --------
Washington Energy Co.            5,300     $     97
Washington National Corp.        4,900          111
Watkins-Johnson Co.              2,500          120
Watson Pharmaceuticals Inc.*     8,556          385
Watts Industries, Inc. Class
 A                               6,600          136
Wausau Paper Mills Co.           7,056          171
Weatherford Enterra Inc.*       12,654          305
Webb (Del) Corp.                 4,200           87
Weirton Steel Corp.*             8,300           37
Wellman, Inc.                      300            7
Werner Enterprises, Inc.         6,300          119
West Company, Inc.               3,400           84
WestPoint Stevens, Inc.          8,100          173
Westamerica Bancorp              2,400           95
Westcorp, Inc.                   5,596           94
Westcott Communications,
 Inc.*                           4,000           56
Western Gas Resources, Inc.      5,400           84
Western Publishing Group
 Inc.*                           4,800           39
Western Waste Industries*        6,200          122
Westinghouse Air Brake
 Co. (New)*                      6,600           58
Westwood One, Inc.*              7,900          125
Whitney Holding Corp.            3,200           98
Williams Companies, Inc.           206            8
Williams-Sonoma, Inc.            6,200          109
Winnebago Industries, Inc.       4,100           33
Wisconsin Central
 Transportation Corp.              500           30
Wolverine Tube Inc.*             3,800          135
Wolverine World Wide, Inc.       3,600          108
Wonderware Corp.*                2,600           83
Work Recovery Inc.*             13,000           17
World Acceptance Corp.           5,300           69
Wyle Laboratories                3,000          128
Wyman-Gordon Co.*                8,700          110
X-Rite, Inc.                     4,500           69
Yankee Energy System, Inc.       1,900           41
Yellow Corp.                     7,100           94
Zale Corp. (New)*                8,000          119
Zebra Technologies Corp.
 Class A*                        3,200          190
Zeigler Coal Holding Co.         6,700           79
Zenith Electronics Corp.*       11,100           93
Zenith National Insurance
 Corp.                           4,300          100
Zero Corp.                       3,600           55
Zilog, Inc.*                     4,100          146
Zions Bancorp                    3,500          243
Zurn Industries, Inc.            5,000          108
                                           --------
TOTAL COMMON STOCK
 (Cost $107,206)                            120,832
                                           --------

                             Maturity       Value
                              (000s)        (000s)
                             ---------     --------
REPURCHASE AGREEMENT--1.1%
State Street Bank & Trust 4.75%
 Dated 10/31/95
 Due 11/01/95 Collateralized
 By:
 U.S. Treasury Bond
 $940,000 Par; 12%
 Due 8/15/13                    $1,400     $  1,400
                                           --------
TOTAL REPURCHASE AGREEMENT
 (Cost $1,400)                                1,400
                                           --------
TOTAL INVESTMENTS -- 100.1%
 (Cost $108,606)                            122,232
                                           --------
OTHER ASSETS AND
 LIABILITIES -- (0.1%)
 Other Assets                                   325
 Liabilities                                   (483)
                                           --------
                                               (158)
                                           --------
NET ASSETS -- 100.0%
Applicable to 10,431,988
 outstanding $0.00001
 par value shares
 (unlimited shares authorized)             $122,074
                                           ========
NET ASSET VALUE PER SHARE                    $11.70
                                             ======


------------------

*Non-Income Producing Security

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                11
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF OPERATIONS (in thousands)
For the year ended October 31, 1995
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                      $  1,072
  Interest                                                            133
                                                                 --------
     Total investment income                                        1,205
                                                                 --------
Expenses:
  Investment advisory and administration fee                          447
  Transfer agency and shareholder service fees                        223
  Custodian fees                                                       95
  Registration fees                                                    46
  Professional fees                                                    25
  Shareholder reports                                                  35
  Trustees' fees                                                       21
  Amortization of deferred organization costs                          15
  Insurance and other expenses                                          5
                                                                 --------
                                                                      912
Less expenses reduced                                                (303)
                                                                 --------
     Total expenses incurred by Fund                                  609
                                                                 --------
Net investment income                                                 596
                                                                 --------
Net realized gain (loss) on investments:
  Proceeds from sales of investments                               27,327
  Cost of investments sold                                        (27,036)
                                                                 --------
     Net realized gain on investments sold                            291
                                                                 --------
Change in net unrealized appreciation on investments:
  Beginning of period                                                 597
  End of period                                                    13,626
                                                                 --------
     Increase in net unrealized appreciation on investments        13,029
                                                                 --------
Net gain on investments                                            13,320
                                                                 --------
Increase in net assets resulting from operations                 $ 13,916
                                                                 ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                12
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
STATEMENT OF CHANGES IN NET ASSETS (in thousands)
--------------------------------------------------------------------------------

                                                           For the period
                                              For the     December 3, 1993
                                            year ended    (commencement of
                                            October 31,    operations) to
                                               1995       October 31, 1994
                                            -----------   ----------------
Operations:
  Net investment income                      $     596        $    353
  Net realized gain (loss) on
     investments sold                              291            (528)
  Increase in net unrealized appreciation
     on investments                             13,029             597
                                              --------        --------
  Increase in net assets resulting from
     operations                                 13,916             422
                                              --------        --------
Dividends to shareholders from
  net investment income                           (408)            (57)
                                              --------        --------
Capital Share Transactions:
  Proceeds from shares sold                     64,687          78,646
  Net asset value of shares issued in
     reinvestment of dividends                     364              53
  Early withdrawal fees                             41              27
  Less payments for shares redeemed            (24,654)        (10,963)
                                              --------        --------
  Increase in net assets from capital
     share transactions                         40,438          67,763
                                              --------        --------
Total increase in net assets                    53,946          68,128
Net Assets:
  Beginning of period                           68,128              --
                                              --------        --------
  End of period (including undistributed
     net investment income of $484 and
     $296, respectively)                     $ 122,074        $ 68,128
                                              ========        ========
Number of Fund Shares:
  Sold                                           5,910           7,884
  Reinvested                                        38               5
  Redeemed                                      (2,296)         (1,109)
                                              --------        --------
  Net increase in shares outstanding             3,652           6,780
Shares Outstanding:
  Beginning of period                            6,780              --
                                              --------        --------
  End of period                                 10,432           6,780
                                              ========        ========

                See accompanying Notes to Financial Statements.

SchwabFunds(R)                                                                13
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------
1. DESCRIPTION OF THE FUND

The Schwab Small-Cap Index Fund (the "Fund") is a series of Schwab Capital Trust (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended.

In addition to the Fund, the Trust also offers -- the Schwab International Index Fund(TM), the Schwab Asset Director(R)-High Growth Fund, the Schwab Asset Director(R)-Conservative Growth Fund and the Schwab Asset Director(R)-Balanced Growth Fund. The assets of each series are segregated and accounted for separately.

The investment objective of the Fund is to attempt to track the price and dividend performance (total return) of the Schwab Small-Cap Index(TM), an index created to represent the performance of the second 1,000 largest publicly traded common stocks issued by United States companies.

2. SIGNIFICANT ACCOUNTING POLICIES

Security valuation -- Investments in securities traded on an exchange are valued at the last quoted sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined in good faith by the Fund's investment manager pursuant to Board of Trustees' guidelines. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

Security transactions and investment income -- Security transactions, in the accompanying financial statements, are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

Repurchase agreements -- Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that its market value at least equals the repurchase price under the agreement.

Deferred organization costs -- Costs incurred in connection with the organization of the Fund, its initial registration with the Securities and Exchange Commission and with various states are amortized on a straight-line basis over a five year period from the Fund's commencement of operations.

Expenses -- Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are allocated to each series in proportion to their relative net assets.

SchwabFunds(R)                                                                14
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

Federal income taxes -- It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At October 31, 1995, (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $13,626,000, of which $22,090,000 related to appreciated securities and $8,464,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

Investment advisory and administration agreement -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of .50% of the first $300 million of average daily net assets and .45% of such assets over $300 million. Under this agreement, the Fund incurred investment advisory and administration fees of $447,000 during the year ended October 31, 1995, before the Investment Manager reduced its fee (see Note 5).

Sub-advisory agreement -- Prior to May 1, 1995, the Investment Manager had a sub-advisory agreement with Dimensional Fund Advisors Inc. ("Dimensional"), under which Dimensional performed day-to-day portfolio management for the Fund. Dimensional did not receive compensation directly from the Fund. However, the Investment Manager did pay Dimensional an annual fee, payable monthly, of .10% of the first $300 million of average daily net assets and .05% of such assets over $300 million.

Effective May 1, 1995, the sub-advisory agreement for the Fund was terminated and the Investment Manager assumed day-to-day portfolio management responsibility for the Fund.

Transfer agency and shareholder service agreements -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of .05% of the average daily net assets for transfer agency services and .20% of such assets for shareholder services. For the year ended October 31, 1995, the Fund incurred transfer agency and shareholder service fees of $223,000, before Schwab reduced its fees (see Note
5).

Officers and trustees -- During the period, certain officers and trustees of the Trust were also officers or directors of the Investment Manager and/or Schwab. During the year ended October 31, 1995, the Trust made no direct payments to its officers or trustees who were "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $21,000 related to the Trust's unaffiliated trustees.

SchwabFunds(R)                                                                15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. BORROWING AGREEMENT

The Trust has an arrangement with State Street Bank and Trust Company, the Fund's custodian, whereby the Fund may borrow up to $10,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. During the year ended October 31, 1995, no borrowings were made under this arrangement.

5. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab reduced a portion of their fees in order to limit the Fund's ratio of operating expenses to average net assets. For the year ended October 31, 1995, the total of such fees reduced by the Investment Manager was $115,000 and the total of such fees reduced by Schwab was $188,000.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated $69,455,000 and $27,327,000, respectively, for the year ended October 31, 1995.

7. EARLY WITHDRAWAL FEES PAID TO THE FUND

The Fund assesses a .50% early withdrawal fee on redemption proceeds attributable to shares purchased and held less than six months. The early withdrawal fee is retained by the Fund and is treated as a contribution to capital. For the year ended October 31, 1995, total early withdrawal fees retained by the Fund amounted to $41,000.

8. COMPOSITION OF NET ASSETS

At October 31, 1995, net assets consisted of:

Capital paid in                                               $108,201,000
Accumulated undistributed net investment income                    484,000
Accumulated net realized loss on investments sold                 (237,000)
Net unrealized appreciation on investments                      13,626,000
                                                              ------------

     Total                                                    $122,074,000
                                                              ============

At October 31, 1995, the Fund's Statement of Net Assets included receivable for Fund shares sold of $194,000 in addition to liabilities of $346,000 for securities purchased, $48,000 for Fund shares redeemed and $29,000 for investment advisory and administration fee payable.

SchwabFunds(R)                                                                16
--------------------------------------------------------------------------------
SCHWAB SMALL-CAP INDEX FUND(R)
NOTES TO FINANCIAL STATEMENTS
For the year ended October 31, 1995
--------------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period:

                                                                   For the period
                                                                  December 3, 1993
                                                  For the         (commencement of
                                                 year ended        operations) to
                                              October 31, 1995    October 31, 1994
                                              ----------------   ------------------
Net asset value at beginning of period            $  10.05            $  10.00
Income from Investment Operations
-----------------------------------
  Net investment income                                .10                 .06
  Net realized and unrealized gain
    on investments                                    1.61                  --
                                                  --------             -------
  Total from investment operations                    1.71                 .06
Less Distributions
-----------------
  Dividends from net investment income                (.06)               (.01)
  Distributions from realized gain on
    investments                                         --                  --
                                                  --------             -------
  Total distributions                                 (.06)               (.01)
                                                  --------             -------
Net asset value at end of period                  $  11.70            $  10.05
                                                  ========             =======
Total return (%)                                     17.11                 .63
----------------
Ratios/Supplemental Data
--------------------------
  Net assets, end of period (000s)                $122,074            $ 68,128
  Ratio of expenses to average net assets
    (%)                                                .68                 .67*
  Ratio of net investment income to
    average net assets (%)                             .68                 .68*
  Portfolio turnover rate (%)                           24                  16

The Investment Manager and Schwab have reduced a portion of their fees and absorbed certain expenses in order to limit the Fund's ratio of operating expenses to average net assets. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets for the periods ended October 31, 1995 and 1994, would have been 1.02% and 1.19%*, respectively, and the ratio of net investment income to average net assets would have been .34% and .16%*, respectively.

* Annualized

SchwabFunds(R)                                                                17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To the Board of Trustees
and Shareholders of the Schwab Small-Cap Index Fund(R)

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Schwab Small-Cap Index Fund (one of the series constituting Schwab Capital Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations and the changes in its net assets for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
San Francisco, California
November 22, 1995

                    1995 SPECIAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   NOTICE TO CORPORATE SHAREHOLDERS
   100% of the Fund's distributions for the fiscal year ended October 31,
   1995 qualify for the corporate dividends received deduction.
--------------------------------------------------------------------------------

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

                             SCHWABFUNDS FAMILY(R)

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio with one investment in any of three Asset Director(R) Funds, or choose several different equity markets with our three equity index funds. You can also select from different maturities with our bond fund choices and take advantage of an array of money market funds.

                          SCHWAB ASSET DIRECTOR FUNDS

The three Asset Director Funds offer a mix of stocks, bonds and cash-equivalents with varying degrees of risk and return potential.

- High Growth Fund seeks to provide high capital growth with less volatility than an all-stock portfolio.This Fund has the largest stock component and offers the highest risk and return potential.

- Balanced Growth Fund seeks to provide maximum total return, including capital growth and income.This Fund invests in a more balanced mix of stocks and bonds and offers moderate risk and return potential.

- Conservative Growth Fund seeks to provide income with growth potential. This Fund has the smallest stock component, which is designed to help offset inflation, and generally keeps the majority of its assets invested in bonds. It offers the lowest risk and return potential.

                               SCHWAB INDEX FUNDS

- Schwab 1000 Fund(R) is designed to match the total return of the Schwab 1000 Index,(R) which is comprised of the largest 1,000 publicly traded U.S. companies-the stocks of which represent about 85% of the total market capitalization of the U.S. Stock Market. 1

- Schwab Small-Cap Index Fund(R) is designed to track the total return of the Schwab Small-Cap Index,(TM) which tracks the performance of small-capitalization companies. The Schwab Small-Cap Index is comprised of the second 1,000 largest publicly traded companies in the United States. 1

- Schwab International Index Fund(TM) is designed to track the total return of the Schwab International Index,(R) which is comprised of 350 of the largest companies, based on market capitalization, in foreign countries with developed securities markets. 2

                               SCHWAB BOND FUNDS

- Schwab Government Bond Funds include two different Funds designed to offer high current yields with the credit safety of high-quality U.S. Government securities. The level of income you are seeking and your tolerance for fluctuation in share price should determine your selection of either our Short/Intermediate Fund or our Long-Term Fund. 3

- Schwab Tax-Free Bond Funds help investors take advantage of one of the last remain-ing tax breaks: tax-free municipal bonds. We offer a Short/Intermediate Fund and a Long-Term Fund, both of which pay monthly income free from federal personal income tax. 4, 5

- Schwab California Tax-Free Bond Funds give California residents two different opportunities to earn double tax-free income-free from both federal and California state personal income taxes. Choose from the Short/Intermediate Fund or the Long-Term Fund. 5

                               SCHWAB MONEY FUNDS

Schwab offers an array of money funds that seek high current income with safety and liquidity. Most can be linked to your Schwab account to "sweep" cash balances automatically when you're in between other investments. 6

To find out more about any of the SchwabFunds,(R) please call the toll-free number below. We will be happy to provide you with a free prospectus and brochure. EACH PROSPECTUS PROVIDES MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING.

                        1-800-2 NO-LOAD (1-800-266-5623)

 1 The Schwab 1000 Index and the Schwab Small-Cap Index consist of publicly traded companies ranked by market capi-talization. These indices do not include privately held companies, investment companies and companies incorporated outside of the United States.

 2 The Schwab International Index is comprised of publicly traded companies ranked by market capitalization in countries with developed securities markets. Currently invested in 15 countries, the Index does not include privately held companies, investment companies or companies from the United States.

 3 Investors in the Schwab Government Bond Funds may experience a decline in share price due to prepayment of obliga-tions held by the Funds.

 4   Income may be subject to state and local taxes.

 5 Income may be subject to the Alternative Minimum Tax (AMT), and capital appreciation from discounted bonds may be subject to state and federal income tax.

 6 Investments in money market funds are neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Funds will be able to maintain a stable share price of $1.

                                                                  --------------
                                                                     BULK RATE
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                  CHARLES SCHWAB
                                                                  --------------



[SCHWABFUNDS FAMILY(R) LOGO]
101 Montgomery Street
San Francisco, California 94104

INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)1995 Charles Schwab & Co., Inc. All rights reserved. Member SIPC/NYSE.

CRS 3891 2537R(12/95)  Printed on recycled paper.